                                 AMENDMENT NO. 7

                             PARTICIPATION AGREEMENT

     The Participation Agreement (the "Agreement"), dated July 27, 1998, by and among AIM Variable Insurance Funds, Inc., a Maryland corporation, A I M Distributors, Inc., a Delaware corporation, Allmerica Financial Life Insurance and Annuity Company, a Delaware life insurance company and Allmerica Investments, Inc., is hereby amended as follows:

      Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                                      SCHEDULE A

FUNDS AVAILABLE UNDER                     SEPARATE ACCOUNTS                              POLICIES FUNDED BY THE
THE POLICIES                              UTILIZING THE FUNDS                            SEPARATE ACCOUNTS
----------------------------------------  ---------------------------------------------  -----------------------------------------
SERIES I SHARES                           Fulcrum Variable Life Account of Allmerica     Fulcrum Fund Variable Annuity
---------------                           Financial Life Insurance and Annuity Company
AIM V.I. Capital Appreciation Fund
AIM V.I. Premier Equity Fund              FUVUL Separate Account of Allmerica Financial  ValuePlus Assurance (First Union)
AIM V.I. Growth Fund                      Life Insurance and Annuity Company
AIM V.I. International Growth Fund
AIM V.I. High Yield Fund                  Separate Account VA-P of Allmerica Financial   Pioneer Vision; Pioneer C-Vision; Pioneer
AIM V.I. Dent Demographic Trends Fund     Life Insurance and Annuity Company             XtraVision; Pioneer No-Load
AIM V.I. Aggressive Growth Fund
AIM V.I. Blue Chip Fund                   Separate Account VA-K(Delaware) of Allmerica   Delaware Medallion; Delaware Golden
                                          Financial Life Insurance and Annuity Company   Medallion
SERIES II SHARES
----------------                          Separate Account VA-K of Allmerica Financial   Agency C-Shares; ExecAnnuity; IVA; Fund
AIM V.I. Basic Value Fund                 Life Insurance and Annuity Company             Quest; Annuity Scout
AIM V.I. Capital Development Growth Fund
                                          Allmerica Select Separate Account              Select Reward, Select Resource (I, II),
                                                                                         Select Charter;  Select Acclaim

                                          Allmerica Select Separate Account II (Life)    Select Life II
                                          Separate Account IMO                           Allmerica Select Life Plus, Allmerica VUL
                                                                                         2001, VUL 2001 Survivorship

                                          Allmerica Select Separate Account III          Select III, Select SPL II

                                          Inheiritage Account                            Select Inheiritage

     All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Effective Date: May 1, 2002


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                                          AIM VARIABLE INSURANCE FUNDS, INC.

Attest:                                   By:
         ----------------------------        -----------------------------------
Name:                                     Name:   Robert H. Graham
Title:                                    Title:  President


(SEAL)

                                          A I M DISTRIBUTORS, INC.

Attest:                                   By:
         ----------------------------        -----------------------------------
Name:                                     Name:   Robert H. Graham
Title:                                    Title:  Sr. Vice President


(SEAL)

                                          ALLMERICA FINANCIAL LIFE INSURANCE AND
                                          ANNUITY COMPANY

Attest:                                   By:
         ----------------------------         ----------------------------------
Name:                                     Name:   Mark A. Hug
Title:                                    Title:  President


(SEAL)

                                          ALLMERICA INVESTMENTS, INC.

Attest:                                   By:
           --------------------------         ----------------------------------
Name:                                     Name:   William F. Monroe Jr.
Title:                                    Title:  President


(SEAL)


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